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                                                                    Exhibit 99.1

                         [LOGO] BEHRINGER HARVARD FUND

                 INVESTING IN AMERICA'S COMMERCIAL REAL ESTATE

                           FOR IMMEDIATE DISTRIBUTION


CONTACT:

COMPANY
M. Jason Mattox, Senior Vice President
Behringer Harvard Mid-Term Value Enhancement Fund I LP
(866) 655-3600
jmattox@bhfunds.com
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               BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND

                ACQUIRES PROPERTY AND PLANS INITIAL DISTRIBUTION

                          _____________________________

DALLAS, MARCH 23, 2004 - Behringer Harvard Mid-Term Value Enhancement Fund I LP, one of the members of the funds family of Behringer Harvard Funds, announced today that it has acquired an office-tech building containing approximately 30,000 rentable square feet in the Hopkins suburb of Minneapolis, Minnesota. The property is 100% leased to SunGard Financial Systems, Inc., a wholly-owned subsidiary of SunGard Data Systems (NYSE: SDS), under a long-term lease. SunGard Data Systems is a multinational corporation and member of the S&P 500 with annual revenues of $3 Billion.


As a result of this acquisition, Behringer Harvard Mid-Term Value Enhancement Fund I LP intends to initiate a distribution to its investors at an annual rate of 6%. The company intends to begin monthly payments of the distribution on or about April 30, 2004.


"We are pleased to have had the opportunity to acquire such an attractive and stable asset in a metropolitan market that we believe is positioned for positive trending commercial

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real estate metrics," said Robert Behringer, the founder and CEO of Behringer
Harvard Funds. "Our goal is to continue to make acquisitions of this type that will permit us to provide a healthy total return of current yield and capital appreciation to our investors."


"We now sell Behringer Harvard Funds equity securities through over 60 independent broker dealers with over 16,000 registered representatives," Mr. Behringer continued. "This broad exposure to the investing public allows those who understand the value of portfolio diversification through direct real estate ownership to participate in our unique family of real estate funds. Our increasing capital raise allows us to continue to add high quality properties to our funds' portfolios."


Behringer Harvard Mid-Term Value Enhancement Fund I LP, is a publicly offered, finite-life, non-exchange traded real estate fund. It has a planned fund life of five to eight years and primarily targets office and office service center investments in central business districts and select higher barrier to entry suburban submarkets of mature metropolitan areas. The fund is raising up to $440 million in its current public offering.


Behringer Harvard Funds is a national real estate investment fund sponsor offering a family of real estate funds to the public through the independent broker dealer community. Its three public funds offer their securities in best efforts public offerings. In addition to Behringer Harvard Mid-Term Value Enhancement Fund I LP, these public funds include Behringer Harvard REIT I, Inc., which has a planned fund life of eight to twelve years, targets office investments in mature metropolitan markets using moderate leverage and is raising up to $880 million in its public offering, and Behringer Harvard Short-Term Opportunity Fund I LP, which is raising up to $110 million in its current public offering to invest with greater leverage to target property investments with more moderate current yield characteristics but with the potential for additional capital appreciation over the fund's planned three to five year life. Behringer Harvard Funds also sponsors 1031 tenant in common offerings that invest in institutional quality commercial real estate.

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THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO THE BUSINESS AND
FINANCIAL OUTLOOK OF BEHRINGER HARVARD FUNDS, INCLUDING BEHRINGER HARVARD REIT I, INC., BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, AND BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP WHICH ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES, FORECASTS AND PROJECTIONS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON ANY SUCH STATEMENTS. A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE. SUCH FACTORS INCLUDE THOSE DESCRIBED IN THE RISK FACTORS SECTIONS OF THE PROSPECTUSES FOR THE PUBLIC OFFERINGS OF EQUITY OF EACH OF BEHRINGER HARVARD REIT I, INC., BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, AND BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP. FORWARD-LOOKING STATEMENTS IN THIS RELEASE SPEAK ONLY AS OF THE DATE ON WHICH SUCH STATEMENTS WERE MADE AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS. WE CLAIM THE SAFE HARBOR PROTECTION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

For further information, contact Jason Mattox, at 866-655-3600.




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